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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2005

SELECT COMFORT CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

0-25121 (Commission File No.)	41-1597886 (IRS Employer Identification No.)

6105 Trenton Lane North, Minneapolis, Minnesota 55442

(Address of principal executive offices) (Zip Code)

(763) 551-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

     On January 13, 2005, Select Comfort Corporation will be presenting at the Seventh Annual ICR Xchange Conference held in Carlsbad, California. The information to be presented at this meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The presentation will be posted in the Investor Relations section of www.selectcomfort.com.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)Exhibits.

Exhibit 99.1	Investor Presentation dated January 13, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: January 13, 2005	By:	/s/ Mark A. Kimball

	Title:	Senior Vice President

INDEX TO EXHIBITS

The exhibit listed in this index is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Exhibit No.	Description of Exhibit
99.1	Investor Presentation dated January 13, 2005

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